SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20449


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   August 8, 2005
                                                ---------------------


                                Delta Mills, Inc.
                                -----------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                              ---------------------
                          (State of Other Jurisdiction
                                of Incorporation)

     333-376-17                                         13-2677657
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

700 North Woods Drive, Fountain Inn, South Carolina              29644
---------------------------------------------------         -------------
         (Address of Principal Executive Offices)            (Zip Code)

                                 (864) 255-4100
                                 --------------
               (Registrant's Telephone Number Including Area Code)

                                 Not Applicable
                       ----------------------------------
                         (Former Name or Former Address,
                          if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [  ]  Written communications pursuant to Rule 425 under the Securities Act
           (17 CFR 230.425)

     [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
           (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 9, 2005, the Company entered into a waiver and amendment to its Revolving Credit and Security Agreement with GMAC Commercial Finance LLC, as lender and agent for the lenders. The amendment is described in the press release set forth in Exhibit 99.l to this current report, which exhibit is incorporated by reference herein and a copy of the amendment is set forth in its entirety as Exhibit 4.3.1.12..

ITEM 1.02.  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On August 8, 2005 the boards of directors of Delta Woodside Industries, Inc. ("Delta Woodside") and the Company approved termination of Delta Woodside's deferred compensation plan and the payout of participant balances. Termination of the deferred compensation plan is described in the press release set forth in
Exhibit 99.l to this current report, which exhibit is incorporated by reference herein.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

See Item 1.01 above regarding the waiver and amendment relating to the Company's Revolving Credit and Security Agreement with GMAC Commercial Finance LLC, which provides for a supplement to the asset-based availability under the facility as described in the press release set forth in Exhibit 99.1 to this current report, which exhibit is incorporated by reference herein.

ITEM 2.05.  COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

On August 8, 2005, the Delta Woodside board of directors approved Delta Woodside's fiscal year 2006 business plan described in the press release set forth in Exhibit 99.1 to this current report. This plan is expected to result in the range of costs associated with exit or disposal activities described in the press release. Exhibit 99.1 to this current report is incorporated by reference herein.

ITEM 2.06.  MATERIAL IMPAIRMENTS.

As part of the 2006 business plan adopted by Delta Woodside's board of directors on August 8, 2005, the Company expects to record impairment and restructuring charges as described in the press release set forth in Exhibit 99.1 to this current report, which exhibit is incorporated by reference herein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

     4.3.1.12 Waiver and Amendments dated August 9, 2005 to Revolving Credit and Security Agreement dated March 31, 2000 by and between GMAC Commercial Finance, LLC, as lender and agent, and Delta Mills, Inc.
     99.1 Press release issued by Delta Woodside Industries, Inc. on August 11, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                DELTA MILLS, INC.


Date:  August 11, 2005                          By: /s/ W. H. Hardman, Jr.
                                                ------------------------------
                                                W.H. Hardman, Jr.
                                                Chief Financial Officer

                                    EXHIBITS


     4.3.1.12 Waiver and Amendments dated August 9, 2005 to Revolving Credit and Security Agreement dated March 31, 2000 by and between GMAC Commercial Finance, LLC, as lender and agent, and Delta Mills, Inc.

     99.1 Press release issued by Delta Woodside Industries, Inc. on August 11, 2005.